 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): June 27, 2022

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

Foris Amendment to Loan and Security Agreement

On June 29, 2022, Amyris, Inc. (the “Company”) and certain of its subsidiaries entered into an amendment (the “LSA Amendment”) to the Amended and Restated Loan and Security Agreement, dated October 28, 2019 (as amended from time to time, the “LSA”) with Foris Ventures, LLC (“Foris”), pursuant to which the maturity date of the LSA was extended from July 1, 2022 to July 1, 2023.

The foregoing is only a brief description of the material terms of the LSA Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the LSA Amendment that will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2022. In addition, the provisions of the LSA and related matters were previously reported in, and a copy of the LSA was filed as Exhibit 10.2 to, a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 1, 2019, and all of such disclosure is incorporated herein by reference.

Lease Agreement Amendments

On June 27, 2022, the Company entered into the following agreements:

•Seventh Amendment to Lease Between ES East, LLC (as landlord) and the Company (as tenant) at EmeryStation East, 5885 Hollis Street, Emeryville CA, dated as of June 27, 2022 (the “Headquarters Amendment”); and

•Fourth Amendment to Lease Between EmeryStation Triangle LLC (as landlord) and the Company (as tenant) at 5850 Hollis Street, Emeryville, CA, dated as of June 27, 2022 (the “Pilot Plant Amendment” and, together with the Headquarters Lease, the “Lease Amendments”).

Under the Lease Amendments, the Company agreed to, among other things, extensions of the underlying real estate leases for its headquarters and pilot plant facility in Emeryville, California. The Headquarters Amendment provided for an extension of the underlying lease term to May 31, 2038. The Pilot Plant Amendment provided for (i) an expansion of the rental area and (ii) an extension of the underlying lease term to May 31, 2038. The foregoing is only a brief description of the material terms of the Lease Amendments, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Lease Amendments that will be filed as exhibits to the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2022.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: July 1, 2022	By:	/s/ Nicole Kelsey
Nicole Kelsey
Chief Legal Officer & Secretary